Exhibit 99.1
FOR IMMEDIATE RELEASE
Peerless Mfg. Co. Appoints Peter J. Burlage as Chief Operating Officer
Dallas, Texas — October 7, 2005 — Peerless Mfg. Co. (Nasdaq: PMFG — News), today announced the appointment of Peter J. Burlage, formerly Vice President of the Environmental Systems Business Segment, to the role of Chief Operating Officer. Mr. Burlage will oversee Peerless’ day-to-day global business operations and report to Mr. Sherrill Stone, Chairman and Chief Executive Officer.
Mr. Sherrill Stone, Chairman and Chief Executive Officer of the Company, stated, “I am extremely pleased to have Peter join Peerless’ executive leadership team, where we will benefit greatly from his experience, proven record of success and passion for our business. He has held a variety of demanding leadership positions while at Peerless and his operational expertise and strong management experience are an enormous asset.”
Mr. Burlage joined the Company in 1992. He has held several positions at the Company including Vice President of Engineering, SCR Division Manager and most recently, Vice President of the Environmental Business Segment. Prior to joining Peerless, Mr. Burlage worked for an industrial equipment manufacturing company that fabricated equipment for the concrete industry. Mr. Burlage holds a B.S. in Mechanical Engineering from the University of Texas. He is currently pursuing his MBA from Baylor University, with completion scheduled for Spring 2006.
About Peerless Mfg. Co.
Peerless Mfg. Co. is engaged in the business of designing, engineering, manufacturing and selling highly specialized products used for the abatement of air pollution and products for the separation and filtration of contaminants from gases and liquids. The Company, headquartered in Dallas, Texas, markets its products worldwide.
Safe Harbor Under The Private Securities Litigation Reform Act of 1995
Certain statements contained in this press release that are not historical facts are forward-looking statements that involve a number of known and unknown risks, uncertainties and other factors that could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievement expressed or implied by such forward-looking statements. The words “anticipate,” “preliminary,” “expect,” “believe,” “intend” and similar expressions identify forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. The risks and uncertainties that may affect the operations, performance, development and results of the Company include, but are not limited to: the growth rate of the Company’s revenue and market share, the consummation of new, and the non-termination of, existing contracts; the Company’s ability to effectively manage its business functions while growing its business in a rapidly changing environment, the Company’s ability to adapt and expand its services in such an environment; the quality of the Company’s plans and strategies; and the Company’s ability to execute such plans and strategies. Other important information regarding factors that may affect the Company’s future performance is included in the public reports that the Company files with the Securities and Exchange Commission. The Company undertakes no obligation to revise any forward-looking statements or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.
For Further Information Contact:
Mr. Sherrill Stone, Chairman and Chief Executive Officer
Mr. Richard L. Travis, Vice President and Chief Financial Officer
Peerless Mfg. Co.
2819 Walnut Hill Lane
Dallas, Texas 75229
Phone: (214) 353-5590
Fax: (214) 351-4172
www.peerlessmfg.com

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